FIRST AMENDMENT TO
                                CREDIT AGREEMENT

         This AMENDMENT, made as of June 1, 1999 (the "Amendment"), to CREDIT AGREEMENT, dated as of May 28, 1999 (the "Credit Agreement"), by and among TADEO HOLDINGS, INC., a Delaware corporation ("Lender") and AZUREL LTD., a Delaware corporation ("Borrower").

         WHEREAS, Lender has previously advanced an aggregate of $1,500,000 to Borrower as follows:

         (i) $500,000 pursuant to a promissory note, dated March 31, 1999, which matured on May 31, 1999 bearing interest at 20.8% and remains unpaid ("Note 1"), and (ii) $1,000,000 pursuant to the Credit Note, dated as of May 28, 1999, made by Borrower in favor of Lender (the "Credit Note").

         WHEREAS, repayment of the Credit Note is secured, pursuant to the terms of the Credit Agreement, by specified collateral identified in that certain Pledge Security Agreement by and between Lender and Borrower, dated as of May 28, 1999 (the "Pledge Agreement");

         WHEREAS, Lender and Borrower desire to : (i) amend the terms of the Credit Agreement, (ii) amend Note 1 and amend the Credit Note for the purpose of making the payee, or Lender, for all of such indebtedness Payee's wholly-owned subsidiary, Tadeo E-Commerce Corp.; (iii) amend the Credit Note to include the $500,000 unpaid principal plus $28,166.67 of accrued interest with respect to funds advanced pursuant to Note 1, an aggregate of $528,166.67 (the "Secondary Advances") as amounts to be repaid under the terms of and on the same schedule as all funds advanced or owed under the original terms of the Credit Agreement and the Credit Note, and to include the Secondary Advances as obligations to be secured under the terms of the Pledge Agreement.

         NOW, THEREFORE, in consideration for the mutual premises expressed herein, and such other consideration as is hereby acknowledged by all parties hereto as adequate consideration under the terms hereof, the parties hereto do hereby agree as follows:

         1.    AMOUNT AND TERMS OF CREDIT.

         Section 1 of the Credit Agreement is hereby amended by increasing the aggregate principal amount of the Loan from One Million Dollars ($1,000,000) to One Million Five Hundred Twenty-Eight Thousand One Hundred Sixty-Six and 67/00 Dollars ($1,528,166.67). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

         2.    ASSIGNMENT

         All of Lender's rights and obligations under the Credit Agreement are hereby assigned to Tadeo E-Commerce Corp. ("Tadeo E"), and such assignment is hereby accepted and acknowledged by Borrower.

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         3.    ADDITIONAL CONSIDERATION

         As additional consideration for amending the terms of Note 1, including but not limited to extending the term for repayment thereof and reducing the interest rate thereon to 8% per annum, Borrower does hereby agree to provide to Tadeo E a Warrant for 200,000 shares of Borrower's Common Stock (the "Additional Warrant") on the same terms as the Warrant, dated May 28, 1999, previously made by Borrower in favor of Lender (the "First Warrant"), and Borrower does hereby consent to the assignment of the First Warrant by Lender to Tadeo E.

         4.    MISCELLANEOUS

         In all other respects, the Credit Agreement is confirmed ratified and approved, and, as amended by this Amendment, shall continue in full force and effect.

         IN WITNESS WHEREOF, Lender and Borrower have caused this Amendment to be executed and delivered by their respective duly authorized offices as of the date and year first above written.

                                        BORROWER:

                                        AZUREL, LTD.

                                        BY: /S/ GERARD SEMHON


                                        LENDER

                                        TADEO HOLDINGS, INC.

                                        BY: /S/ ALEXANDER KALPAXIS


                                        ACCEPTED AND ACKNOWLEDGED:

                                        ASSIGNEE:

                                        TADEO E-COMMERCE CORP.

                                        BY: /S/ DAMON TESTAVERDE